UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 18, 2013

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On April 18, 2013, Cardinal Financial Corporation (“Cardinal”) issued a press release reporting its financial results for the period ended March 31, 2013.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 5.07              Submission of Matters to a Vote of Security Holders.

Cardinal Financial Corporation (the “Company”) held its Annual Meeting of Shareholders on April 19, 2013 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected one director to serve a term of one year and three directors to serve for three-year terms each, approved the non-binding resolution to endorse the Company’s executive compensation program, and ratified the Company’s appointment of KPMG LLP as the Company’s independent auditors for 2013.  The voting results for each proposal are as follows:

1.              To elect as director for a term of one year, expiring at the 2014 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
B.G. Beck	20,978,725	2,737,165	3,666,611

To elect as directors for a term of three years each, expiring at the 2016 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
William J. Nassetta	23,193,701	522,189	3,666,611
Alice M. Starr	20,225,357	3,490,533	3,666,611
Steven M. Wiltse	21,049,655	2,666,235	3,666,611

2.              To approve the following advisory (non-binding) proposal:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

For	Against	Abstain	Broker Non-Vote
20,266,039	2,469,713	980,136	3,666,611

3.              To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2013:

For	Against	Abstain	Broker Non-Vote
27,153,239	198,700	30,560	—

Item 8.01              Other Events.

On April 18, 2013, Cardinal’s Board of Directors declared a cash dividend of $0.06 for each share of its common stock outstanding. The dividend is payable on May 17, 2013 to shareholders of record on May 2, 2013. Based on the current number of shares outstanding, the aggregate payment will be approximately $1,815,000.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 18, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: April 22, 2013	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 18, 2013.